UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2024

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Change to Rights of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed on July 10, 2024, by Arogo Capital Acquisition Corp., a Delaware corporation (the “Company”), on July 5, 2024 the Company held a special meeting of its stockholders (the “Special Meeting”) during which the stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation (as further amended on March 28, 2023 and September 28, 2023, the “Charter”) to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), to convert such Class B Common Stock into shares of Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Election”).

In accordance with the Company’s Charter, each holder of the Company’s Class B Common Stock exercised their Optional Conversion Election. On August 21, 2024, all 2,587,500 of the then issued and outstanding shares of the Company’s Class B Common Stock were automatically converted into 2,587,500 shares of the Company’s Class A Common Stock (the “Conversion”). Following the Conversion, no shares of the Company’s Class B Common Stock remained issued and outstanding, and there were 4,349,909 shares of the Company’s Class A Common Stock issued and outstanding.

The Conversion had the following effects, among others, on the holders of shares of Class B Common Stock:

Voting Power

Prior to the Conversion, holders of Class B Common Stock were entitled to one vote for each share held on all matters to be voted on by stockholders. As a result of the Conversion, all former holders of shares of Class B Common Stock are now holders of an equal number of shares of Class A Common Stock, which are entitled to cast one vote for each share held on all matters to be voted on by stockholders. Unless specified in our Charter or bylaws, or as required by applicable provisions of the Delaware General Corporation Law or applicable stock exchange rules, the affirmative vote of a majority of our shares of common stock that are voted is required to approve any such matter voted on by our stockholders. Our board of directors are divided into three classes, each of which generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Economic Interests

Our stockholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

Additional Information and Where to Find It

In connection with the previously announced proposed business combination transaction, the Company intends to file a registration statement on Form F-4, which will include a proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about the Company, Ayurcann Holding Corp. and the proposed business combination transaction. Promptly after the Form F-4 is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and security holders of the Company and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety, when they become available, because they will contain important information about the proposed business combination and the parties to the business combination. The preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when available, and other reports and filings made with the SEC by the Company are available free of charge through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include those that express a belief, expectation or intention, as well as those that are not statements of historical fact. Forward-looking statements include information regarding our future plans and goals, as well as our expectations with respect to, without limitation: our ability to consummate the proposed business combination; availability and terms of capital; and our ability to regain compliance with Nasdaq’s listing requirements.

Forward-looking statements may be accompanied by words such as “expect,” “believe,” “estimate,” “intend,” “plan,” “will,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not assurances of future performance and involve risks, uncertainties and assumptions which may cause actual results to differ materially from those indicated or anticipated. Such risks and uncertainties include, but are not limited to: risks related to the expected timing and likelihood of completion of the pending business combination; the risk that there may be a material adverse change with respect to the financial position or prospects of the Company; and other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Although the Company believes that the expectations and assumptions reflected in its forward-looking statements are reasonable, it cannot guarantee future results. These forward-looking statements speak only as of the date they were made and, except as otherwise required by law, the Company undertakes no obligation to update, amend or ratify any forward-looking statements because of new information, future events or other factors.

Participants in the Solicitation

The Company and Ayurcann Holdings Corp. and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of the Company with respect to the proposed business combination. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on May 10, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination, when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully, when it becomes available, before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2024	AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

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